EXHIBIT 99

April 3, 1996

Board of Directors
IES Industries Inc.
200 First Street, S.E.
P.O. Box 351
Cedar Rapids, Iowa 52406

Gentlemen:

In light of the decision of the Board of Directors to reduce its size, I hereby tender my resignation, effective immediately, pursuant to section 3.10 of the Company's Bylaws.

Sincerely,
/s/  George Daly


GGD/ks